AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 16, 1999
                                                     REGISTRATION NO. 333-78695
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                                    ---------


                             WESTPOINT STEVENS INC.
             (Exact Name of Registrant as Specified in its Charter)

                    DELAWARE                                          2200                                   36-3498354
(State or Other Jurisdiction of Incorporation or          (Primary Standard Industrial          (I.R.S. Employer Identification No.)
                  Organization)                              Classification Number)

                              507 WEST TENTH STREET
                            WEST POINT, GEORGIA 31833
                                 (706) 645-4000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                              CHRISTOPHER N. ZODROW
                          VICE PRESIDENT AND SECRETARY
                             WESTPOINT STEVENS INC.
                              507 WEST TENTH STREET
                            WEST POINT, GEORGIA 31833
                                 (706) 645-4000
                     (NAME AND ADDRESS, INCLUDING ZIP CODE,
        AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                    Please send copies of communications to:

                             HOWARD CHATZINOFF, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
                                 (212) 310-8000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: THIS POST-EFFECTIVE AMENDMENT DEREGISTERS THOSE SHARES THAT REMAIN UNSOLD HEREUNDER AS OF THE DATE HEREOF.

IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. |_|

IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. |X|

IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. |_| _______________

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER REGISTRATION STATEMENT FOR THE SAME OFFERING. |_| _______________

IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. |_|



NY2:\848034\01\$6C$01!.DOC\80765.0004

                          DEREGISTRATION OF SECURITIES


           This Post-Effective Amendment No. 1 to the Registration Statement (No. 333-78695) deregisters all shares of common stock, par value $0.01 per share, of WestPoint Stevens Inc. which have not been sold pursuant to this Registration Statement as of the date hereof.

           The Securities and Exchange Commission declared this registration statement effective on June 1, 1999. This Post-Effective Amendment is being filed in accordance with WestPoint Stevens' undertaking in Part II, Item 17(a)(3) of this Registration Statement.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in West Point, Georgia, on this 15th day of November 1999.

                                         WESTPOINT STEVENS INC.

                                         By: /s/ Christopher N. Zodrow
                                             -----------------------------------
                                             Name: Christopher N. Zodrow
                                             Title: Vice President and Secretary



      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 Signature                                        Title                                   Date
                 ---------                                        -----                                   ----

                     *                          Chairman of the Board and Chief Executive          November 15, 1999
------------------------------------------      Officer (Principal Executive Officer)
          Holcombe T. Green, Jr.


                     *                          President and Chief Operating Officer              November 15, 1999
------------------------------------------
          Thomas J. Ward


                     *                          Executive Vice President/Finance and Chief         November 15, 1999
------------------------------------------      Financial Officer (Principal Financial Officer)
          Morgan M. Schuessler



                  Signature                                                Title                                    Date
                  ---------                                                -----                                    ----

                                 *                      Controller (Principal Accounting Officer)            November 15, 1999
----------------------------------------------
           J. Nelson Griffith


                                  *                     Director                                             November 15, 1999
----------------------------------------------
           Hugh M. Chapman


                                  *                     Director                                             November 15, 1999
----------------------------------------------
           M. Katherine Dwyer


                                  *                     Director                                             November 15, 1999
----------------------------------------------
           John G. Hudson


                                  *                     Director                                             November 15, 1999
----------------------------------------------
           Gerald B. Mitchell


                                  *                     Director                                             November 15, 1999
----------------------------------------------
           John F. Sorte


                                  *                     Director                                             November 15, 1999
----------------------------------------------
           Charles W. McCall


/s/ Christopher N. Zodrow
----------------------------------------------
Attorney-In-Fact
Christopher N. Zodrow


                             DESCRIPTION OF EXHIBITS


Exhibit Number           Description of Exhibit
--------------           ----------------------

      24 Power of Attorney (included on the signature page to the Registration Statement).








----------------------------------------------------
*     Previously filed